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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-58549, 333-36153, 333-36267, 333-40719,
333-47183, 333-58307, 333-64273 and 333-76023.




                                                   /s/ Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
December 13, 1999